EXECUTION COPY

                               INFOCROSSING, INC.
                            2 Christie Heights Street
                            Leonia, New Jersey 07605

                                February 1, 2002


Cahill, Warnock Strategic Partners Fund, L.P.,
Strategic Associates, L.P.,
Camden Partners Strategic Fund II-A, L.P.,
Camden Partners Strategic Fund II-B, L.P.
One South Street
Suite 2150
Baltimore, MD 21201

     RE: Management Rights

Ladies and Gentlemen:

     This letter will confirm our agreement that in connection with your purchase of $10.0 million principal amount Senior Subordinated Debentures due 2005 (the "Debentures"), together with warrants (the "Warrants") to purchase, initially, up to 2,000,000 shares of common stock (subject to adjustment), par value $.01 per share (the "Common Stock") of Infocrossing, Inc. (the "Company"), you shall be entitled to the following contractual management rights, in addition to any rights to non-public financial information, inspection rights, and other rights specifically provided to you in the applicable financing instruments.

     1. Each of you (the "Camden Group") shall be entitled to consult with and advise management of the Company on significant business issues, including management's proposed annual operating plans, and management will, upon your reasonable request, meet with each of you at reasonable intervals at the Company's facilities at mutually agreeable times for such consultation and advice and to review progress in achieving said plans. Without limitation to the foregoing, the Company will provide the Camden Group with (i) an annual budget and operating plan for each fiscal year, within a reasonable time (but in no event more than 5 business days) after the Company's management has first presented such budget and operating plan to the Company's Board of Directors (the "Board"); and (ii) a copy of each report, schedule and other document filed or received by any of them pursuant to the requirements of Federal or state securities laws.
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Page 2

     2. Representatives of the Camden Group may, upon reasonable notice, during normal business hours, examine the books and records of the Company and inspect its facilities and may make reasonable requests for information at reasonable times and intervals concerning the general status of the Company's financial condition and operations.

     3. The Company shall provide to the Camden Group (i) audited fiscal year-end financial statements, prepared by a national accounting firm; (ii) monthly financial statements (including revenue and gross profit information, year-to-date results, comparisons to previous year's results, for such period and comparisons to budget), together with a brief management executive summary report, and (iii) before each fiscal year-end, a copy of the Company's monthly budget for the next fiscal year and projections for the next three years in the same format as the financial statements.

     4. If the Camden Group is represented on the Company's Board pursuant to the right granted in that certain Amended and Restated Stockholders Agreement, by and between the Company and the stockholders party thereto, of even date herewith (the "Stockholders' Agreement"), your representative Director may bring a visitor who is not a Board member to all meetings of the Board, except that the visitor may be excluded from access to any material or meeting or portion thereof if the Company believes, upon advice of counsel (which may be the Company's general counsel), that such exclusion is reasonably necessary to preserve the attorney-client privilege. If your representative Director will not attend a meeting of the Board, upon reasonable notice to the Board, the Camden Group may designate a substitute to attend that Board meeting as an observer and address the Board with respect to any business issues facing the Company except that the observer may be excluded from access to any material or meeting or portion thereof if the Company believes, upon advice of counsel (which may be the Company's general counsel). The Company shall provide to the Camden Group all notices and materials delivered to members of the Board, substantially concurrently with the delivery to the members of the Board.

     5. If the Camden Group is not represented on the Board, the Company shall give a representative of the Camden Group copies of all notices, minutes, consents and other material that the Company provides to its directors and allow a representative of the Camden Group to attend all Board meetings as a visitor at the Company's reasonable expense, except that the representatives may be excluded from access to any material or meeting or portion thereof if the Company believes, upon advice of counsel (which may be the Company's general counsel), that such exclusion is reasonably necessary to preserve the attorney-client privilege. Upon reasonable notice and at a scheduled meeting of the Board, such representatives may address the Board with respect to the Camden Group's concerns regarding significant business issues facing the Company. The Company shall provide to the Camden Group all notices and materials delivered to members of the Board, substantially concurrently with the delivery to the members of the Board.

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     6. For so long as the Camden Group is either (A) represented on the Board pursuant to the right granted in the Stockholders Agreement; or (B) entitled to attend all Board meetings as a visitor in accordance with paragraph 5 hereof, the Company shall (i) maintain directors' and officers' insurance with policy limits and deductibles at least as favorable to the beneficiaries of such insurance as are currently maintained and otherwise on terms reasonably comparable to the coverage maintained by the Company on the date hereof, such insurance to be maintained with an insurer with an A.M. Best financial strength rating of "A-minus" or better; and (ii) the Company shall indemnify the Company's directors and officers to the fullest extent permitted under the General Corporation Law of the State of Delaware and shall enter into all such agreements and use its best efforts to obtain any necessary amendments to its Certificate of Incorporation or by-laws to give effect to this paragraph 6.

     7. The Camden Group has agreed, and any representative the Camden Group may appoint will agree, to hold in confidence and trust and not use or disclose any confidential information provided to or learned by it in connection with your rights under this letter. The Camden Group acknowledges that it is aware (and that the representatives of the Camden Group who are apprised of this matter have been or will be advised) that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

     8. The Company shall, upon reasonable notice, furnish to the Camden Group all information that the Camden Group may reasonably request to enable the Camden Group to file any form required by any governmental authority.

     9. With respect to the Camden Group, the rights described herein shall terminate and be of no further force or effect with respect to you upon the earlier to occur of (i) there ceasing to be any indebtedness outstanding under the Debentures; and (ii) seven years from the date hereof. For the avoidance of doubt, the rights conferred to the Camden Group pursuant to this letter are separate rights and any member of the Camden Group may seek enforcement of said rights unless the rights terminate with respect to you in accordance with this paragraph 9. The confidentiality provisions hereof will survive any such termination.

                            (Signature page follows)
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                                    Very truly yours,

                                    INFOCROSSING, INC.

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

Acknowledged and agreed to
this 1st day of February, 2002

CAHILL WARNOCK STRATEGIC                          CAMDEN PARTNERS STRATEGIC
PARTNERS FUND, L.P.                               FUND II-A, L.P.

By:  Cahill, Warnock Strategic Partners,          By:  Camden Partners Strategic II, LLC,
     L.P.,  its General Partner                        its General Partner

By:                                               By:
   -------------------------------------             ------------------------------------
   Name:   David L. Warnock                          Name:   David L. Warnock
   Title:  Managing Member                           Title:  Managing Member

STRATEGIC ASSOCIATES, L.P.                        CAMDEN PARTNERS STRATEGIC FUND II-B, L.P.

By:  Cahill, Warnock Strategic Partners,          By:  Camden Partners Strategic II, LLC,
     L.P.,  its General Partner                        its General Partner

By:                                               By:
   -------------------------------------             ------------------------------------
   Name:   David L. Warnock                          Name:   David L. Warnock
   Title:  General Partner                           Title:  General Partner